EXHIBIT 10.7

                         Ingram Micro Security Agreement


                           GENERAL SECURITY AGREEMENT

BETWEEN: INGRAM MICRO INC. (HEREINAFTER CALLED INGRAM OR SECURED
PARTY) and, MIAD SYSTEMS LTD. (Debtor's Legal Name)

1. Consideration For valuable consideration, the receipt and sufficiency of which are acknowledged by each party, the undersigned (hereinafter called the "Customer") enters into this security agreement with Ingram Micro Inc. of 55 Standish Court, Mississauga, Ontario L5R 4A1 (hereinafter called "Ingram Micro").

2. Obligations Secure The Security Interest (as hereinafter defined) is granted to Ingram Micro by the Customer as continuing security for the payment of all present and future indebtedness and liabilities of the Customer to Ingram Micro, including interest thereon, and for the payment and performance of all other present and future obligations of the Customer to Ingram Micro, whether direct or indirect contingent or absolute (including obligations under this security agreement); and without limiting the generality of the foregoing, specifically including the obligations of the Customer under any guarantee given by the Customer to Ingram Micro in respect of the obligations of any other party, and any bill of exchange issued, accepted or endorsed by the Customer of which Ingram Micro is the holder (collectively, the "Obligations").

3. Creation of Security Interest The Customer hereby grants, mortgages, charges, transfers, assigns and creates to and in favor of Ingram Micro a security interest in the following:

                  (a) Equipment all present and future equipment of the Customer, including all machinery, fixtures, plant, tools, furniture, vehicles of any kind or description, all spare parts, accessories installed in or affixed or attached to any of the foregoing, and all drawings, specifications, plans and manuals relating thereto ("Equipment");

                  (b) Inventory all present and future inventory of the Customer, including all raw materials, materials used or consumed in the business of the Customer, work-in-progress, finished goods, goods used for packing, materials used in the business of the Customer not intended for sale, and goods acquired or held for sale or furnished or to be furnished under contracts or rental or service ("Inventory");

                  (c) Accounts all present and future debts, demands and amounts due or accruing due to the Customer whether or not earned by performance, including without limitation its book debts, accounts receivable, and claims under policies of insurance; and all contracts, security interests and other rights and benefits in respect thereof ("Accounts");

                  (d) Intangibles all present and future intangible personal property of the Customer, including all contract rights, goodwill, patents, trade marks, copyrights and other intellectual property, and all other choses in action of the



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                           Customer of every kind, whether due at the present
                           time or hereafter to become due or owing
                           ("Intangibles");

                  (e) Documents of Title all present and future documents of title of the Customer, whether negotiable or otherwise including all warehouse receipts and bills of lading ("Documents of Title");

                  (f) Chattel Paper all present and future agreements made between the Customer as secured party and others which evidence both a monetary obligation and a security interest in or a lease of specific goods ("Chattel Paper");

                  (g) Instruments all present or future bills, notes and cheques (as such are defined pursuant to the Bills of Exchange Act (Canada)), and all other writings that evidence a right to the payment of money and are of a type that in the ordinary course of business are transferred by delivery without any necessary endorsement or assignment ("Instruments");

                  (h) Money all present and future money of the Customer, whether authorized or adopted by the Parliament of Canada as part of its currency or any foreign government as part of its currency ("Money");

                  (i) Securities all present and future securities held by the Customer, including shares, options, rights, warrants, joint venture interests, interests in limited partnership, bonds, debentures and all other documents which constitute evidence of a share, participation or other interest of the Customer in property or in an enterprise or which constitute evidence of an obligation of the issuer; and including an uncertificated security within the meaning of Part VI (Investment Securities) of the Business Corporations Act (Ontario) and all substitutions therefor and dividends and income derived therefrom ("Securities");

                  (j) Documents all books, accounts, invoices, letters, papers, documents and other records in any form evidencing or relating to collateral subject to the Security Interest ("Documents");

                  (k) Undertaking all present and future real and personal property, business, and undertaking of the Customer not being Inventory, Equipment, Accounts, Intangibles, Documents of Title, Chattel Paper, Instruments, Money, Securities or Documents ("Undertaking"); and

                  (l) Proceeds all personal property in any form derived directly or indirectly from any dealing with collateral subject to the Security Interest or the proceeds therefrom, including insurance proceeds and any other payment

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                           representing indemnity or compensation for loss of or
                           damage thereto or the proceeds therefrom
                           ("Proceeds").

         The Inventory, Equipment, Accounts, Intangibles, Documents of Title, Chattel Paper, Instruments, Money, Securities, Documents, Undertaking and Proceeds are collectively called the "Collateral". Any reference in this security agreement to Collateral shall mean Collateral or any part thereof, unless the context otherwise requires.

         Without limiting the generality of the description of Collateral as set out in this paragraph, for greater certainty the Collateral shall include all present and future real and personal property of the Customer located on or about or in transit to or from the address of the Customer set out on this security agreement and the locations(s) set out in any Schedule "A" attached hereto, and all present and future personal property of the Customer comprised of all inventory which may be sold to the Customer by Ingram Micro from time to time, specifically including the types of inventory described in any schedule "B" attached hereto.

         The grants, mortgages, charges, transfers, assignments and security interests herein created are collectively called the "Security Interest". In addition to the grant of the Security Interest, Ingram Micro hereby retains title to all inventory sold to the Customer by Ingram Micro to secure payment of the purchase price thereof. For convenience, references in this security agreement to the "Security Interest" shall include the reservation of title in favor of Ingram Micro contained herein.

4. Attachment The parties acknowledge that value has been given; the Customer has rights in the Collateral; and the parties have not agreed to postpone the time for attachment of the Security Interest. In respect of Collateral in which the Customer obtains an interest after the execution and delivery of this security agreement, the Security Interest shall attach thereto immediately upon the Customer obtaining such rights.

5. Dealings with Collateral Until demand, the Customer may sell its Inventory and collect its Accounts in the ordinary course of its business; provided that after the issuance by Ingram Micro of a demand for payment of the Obligations, all Accounts collected by the Customer shall be immediately remitted to Ingram Micro. Until remitted all receipts shall be held by the Customer as agent and in trust for Ingram Micro.

6. Notification to Account Customers Before Demand Ingram Micro may, before as well as after demand, notify any person obligated to the Customer in respect of an Account, Chattel Paper or an Instrument to make payment to Ingram Micro of all such present and future amounts due thereon.

7. Exception re Leasehold Interests and Contractual Rights The last day of the term of any lease, sublease or agreement therefor is specifically excepted from the Security Interest, but the Customer agrees to stand possessed of such last day in trust for any person acquiring such interest of the Customer. To the extent that the creation of the Security Interest would constitute a breach

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or cause the acceleration of any agreement right, licence or permit to which the
Customer is a party, the Security Interest shall not attach thereto but the Customer shall hold its interest therein in trust for Ingram Micro, and shall assign such agreement, right, licence or permit to Ingram Micro forthwith upon obtaining the consent of the other party thereto.

8. Representation and Warranties The Customer hereby represents and warrants as follows to Ingram Micro and acknowledges that Ingram Micro is relying thereon:

                  (a) the Customer has the capacity and authority to incur the Obligations, create the Security Interest and generally perform its obligations under this security agreement;

                  (b) the execution and delivery of this security agreement and the performance by the Customer of its obligations hereunder has been duly authorized by all necessary proceedings;

                  (c) except for the Security Interest, and except as disclosed by the Customer in writing to Ingram Micro, the Collateral is owned by the Customer free from any mortgage, lien, charge, encumbrance, pledge, security interest or other claim whatsoever;

                  (d) the chief executive office of the Customer is located at the address of the Customer set- out in this security agreement;

                  (e) the Collateral is located at the places warranted herein and at no other place; and

                  (f) the Collateral does not include any goods which are used or acquired by the Customer primarily for personal, family or household purposes.

9. Covenants of Customer The Customer covenants and agrees as follows:

                  (a)      to pay or satisfy the Obligations when due;

                  (b) to keep the Collateral free and clear of all taxes, assessments, liens, mortgages, charges, claims, encumbrances and security interests whatsoever, except for the Security Interest and except as disclosed in writing by the Customer to Ingram Micro;

                  (c) not to sell, exchange, transfer, assign, lease or otherwise dispose of or deal in any way with the Collateral or any interest therein, or enter into any agreement or undertaking to do so; except as may be permitted in this security agreement;

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                  (d)     to keep the Collateral in good condition, and to keep
                          the Collateral located at the places warranted herein;

                  (e) to obtain from financially responsible insurance companies and maintain insurance in respect of such risks and in such amounts as Ingram Micro may reasonably require from time to time, and shall include a standard mortgage clause approved by the Insurance Bureau of Canada, and the Customer agrees to cause the interest of Ingram Micro to be noted as its interest might appear on such policies of insurance (except public liability insurance), and to furnish Ingram Micro with certificates of insurance and certified copies of such policies;

                  (f) to promptly notify Ingram Micro of any loss or damage to the collateral, any change in any information provided in this security agreement;

                  (g) to promptly pay all taxes, assessments, rates, levies, payroll deductions, vacation pay, workers' compensation assessments, and any other charges which could result in the creation of a statutory lien or deemed trust in respect of the Collateral;

                  (h) to deliver to Ingram Micro such information concerning the Collateral or the Customer as Ingram Micro may reasonably request from time t time including aged lists of Inventory and Accounts and annual and monthly financial statements of the Customer;

                  (i) to allow Micro to have access to all premises of the Customer at which Collateral may be located and to inspect the Collateral and all records of the Customer pertaining thereto from time to time; and,

                  (j) to do, make, execute and deliver such further and other assignments, transfers, deeds, security agreements and other documents as may be required by Ingram Micro to establish in favor of Ingram Micro the Security Interest intended to be created hereby and to accomplish the intention of this security agreement.

10. Events of Default The Customer shall be in default under this security agreement upon the occurrence of any one or more of the following events (an "Event of Default"):

                  (a) the Customer fails to satisfy or perform any of the Obligations when due;

                  (b) any representation or warranty made by the Customer herein is or becomes incorrect or untrue, or the Customer breaches or fails to comply with any term

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                          of this security agreement or any other agreement or
                          undertaking now or hereafter given by the Customer to Ingram Micro;

                  (c) the Customer becomes insolvent or bankrupt or makes a proposal under the Bankruptcy and Insolvency Act or the Companies' Creditors Arrangement Act; a petition in bankruptcy is filed against the Customer; the Customer makes an assignment for the benefit of creditors; a trustee or receiver or manager is appointed in respect of the Customer or any of its assets; or steps are taken by or against the Customer for any other formal or informal type of proceeding for the settlement of claims against the Customer, or for the dissolution, liquidation, or winding-up of the affairs of the Customer;

                  (d) the Customer ceases or threatens to cease to carry on business, or makes or agrees to make a bulk sale of its assets;

                  (e) an execution or any similar process of any court becomes enforceable against the Customer, or a distress or any similar process is levied upon any property of the Customer;

                  (f) any encumbrance affecting the Collateral becomes enforceable; or

                  (g) Ingram Micro in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of the Obligations is or is about to be impaired or that the Collateral is or is about to be placed in jeopardy.

11. Acceleration Upon Default; Obligation to Advance Upon the occurrence of an Event of Default, the Obligations shall be immediately due and payable.

12. Remedies Upon the occurrence of an Event of Default, the Security Interest shall immediately become enforceable, and Ingram Micro shall have the following remedies in addition to any other remedies available at law or equity or contained in any other agreement between the Customer and Ingram Micro, all of which remedies shall be independent and cumulative:

                  (a)     entry of any premises where Collateral may be located;

                  (b) possession of Collateral by any method permitted by law;

                  (c)     the sale or lease of Collateral;

                  (d) the collection of any rents, income, and profits received in connection with the business of the Customer or the Collateral;


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                  (e)     the collection, realization, sale or other dealing
                          with any Accounts;

                  (f) the appointment by instrument in writing of a receiver, or a receiver and manager (each of which is herein called a "Receiver") of the Collateral;

                  (g) the exercise by Ingram Micro of any of the powers set out in paragraph 13, without the appointment of a receiver;

                  (h) proceedings in any court of competent jurisdiction for the appointment of a receiver or a receiver and manager or for the sale of the Collateral; and

                  (i) the filing of proofs of claim and other documents in order to have the claims of Ingram Micro lodged in any bankruptcy, winding-up, or other judicial proceeding relating to the Customer.

13. Powers of Receiver Any receiver appointed by Ingram Micro may be any person or persons, and Ingram Micro may remove any Receiver so appointed and appoint another or others instead. Any Receiver appointed shall act as agent for Ingram Micro for the purposes of taking possession of the Collateral, and (except as provided below) as agent for the Customer for all other purposes, including without limitation the occupation of any premises of the Customer and in carrying on the Customer's business. For the purposes of realizing upon the Security Interest, the Receiver may sell, lease, or otherwise dispose of Collateral as agent for the Customer or as agent for Ingram Micro as it may determine in its discretion. The Customer agrees to ratify and confirm all actions of the Receiver acting as agent for the Customer, and to release and indemnify the Receiver in respect of all such actions. Any Receiver so appointed shall have the following powers:

                  (a) to enter upon, use, and occupy all premises owned or occupied by the Customer;

                  (b)     to take possession of the Collateral;

                  (c)     to carry on the business of the Customer;

                  (d) to borrow money required for the maintenance, preservation or protection of the Collateral or for the carrying on of the business of the Customer, and in the discretion of such Receiver, to charge and grant further security interests in the Collateral in priority to the Security Interest, as security for the money so borrowed;

                  (e) to sell, lease, or otherwise dispose of the Collateral or any part thereof on such terms and conditions and in such manner as the Receiver shall determine in its discretion.

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                  (f)     to demand, commence, continue or defend any judicial
                          or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and to give valid and effectual receipts and discharges therefor and to compromise or give time for the payment or performance of all or any part of the Accounts or any other obligation of any third party to the Customer; and

                  (g) to exercise any rights or remedies which could have been exercised by Ingram Micro against the Customer or the Collateral.

14. Standards of Sale The Customer agrees that it shall be commercially reasonable for Ingram Micro to dispose of the Collateral by private sale, including sale by Ingram to its customers in the ordinary course of its business, or public sale. If the Collateral is disposed of by public sale, the sale may be held following one advertisement in a newspaper having general circulation in the location of the Collateral to be sold at least seven days prior to such sale, and Ingram Micro may establish a reserve bid in respect of all or any portion of the Collateral. The Collateral may be disposed of in whole or in part, for cash or credit, or part cash and part credit. The purchaser or lessee of such Collateral may be a customer of Ingram Micro.

15. Failure of Ingram Micro to Exercise Remedies Ingram Micro shall not be liable for any delay or failure to enforce any remedies available to it or to institute any proceedings for such purposes.

16. Application of Payments All payments made in respect of the Obligations and all monies received by Ingram Micro or any Receiver appointed by Ingram Micro in respect of the enforcement of the Security Interest (including the receipt of any Money) may be held as security for the Obligations or applied in such manner as may be determined in the discretion of Ingram Micro or the Receiver, as the case may be, and Ingram Micro may at any time apply or change any such appropriation of such payments or monies to such part or parts of the Obligations as Ingram Micro may determine in its discretion. The Customer shall remain liable to Ingram Micro for any deficiency; and any surplus funds realized after the satisfaction of all Obligations shall be paid in accordance with applicable law.

17. Dealings by Ingram Micro Ingram Micro may grant extensions of time and other indulgences take and give up securities, accept compositions, grant releases and discharges, and otherwise deal with the Collateral, the Customer, Customers of the Customer, sureties of the Customer, and others as Ingram Micro may see fit, without prejudice to the Obligations and the rights of Ingram Micro to hold and realize upon the Security Interest. Ingram Micro has no obligation to keep Collateral identifiable, or to preserve rights against prior secured creditors in respect of any Collateral which includes Chattel Paper or Instruments.

18. Notice Without prejudice to any other method of giving notice, any notice required or permitted to be given hereunder to any party shall be conclusively deemed to have been received by

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such party on the date following the sending thereof by fax or by prepaid private courier to such party at its last known address.

19. Separate Security This security agreement and the Security Interest are in addition to and not in substitution for any other security now or hereafter held by Ingram Micro in respect of the Customer, the Obligations or the Collateral.

20. Ingram Micro Not Obliged to Advance Nothing in this security agreement shall obligate Ingram Micro to advance credit to the Customer, or extend the time for payment or satisfaction of any Obligations.

21. Severability If any provision of this security agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

22. Time of Essence Time shall be of the essence of this security agreement.

23. Grammatical Changes This security agreement is to be read as if al changes in grammar, number and gender rendered necessary by the context had been made, specifically including a reference to a person as a corporation and vice-versa.

24. Entire Agreement This security agreement, including any schedules attached hereto, constitutes the entire agreement between the Customer and Ingram Micro relating to the subject matter hereof, and no amendment shall be effective unless made in writing. There are no representations, warranties condition or collateral agreements in effect between the Customer and Ingram Micro relating to the subject-matter hereof; and possession of an executed copy of this security agreement by Ingram Micro constitutes conclusive evidence that it was executed and delivered by the Customer free of all conditions.

25. Governing Law; Attornment This security agreement shall be interpreted in accordance with the laws of the Province of Ontario, and without prejudice to the ability of Ingram Micro to enforce this security agreement in any other proper jurisdiction, the Customer hereby irrevocably submits and attorns to the jurisdiction of the courts of the Province of Ontario.

26. Power of Attorney The Customer hereby constitutes and appoints Ingram Micro or any officer thereof as its true, lawful and irrevocable attorney, with full power of substitution, to execute all documents and take all actions as may be necessary or desirable to perform any obligations of the Customer arising pursuant to this security agreement, and in executing such documents and taking such actions, to use the name of the Customer whenever and wherever it may be considered necessary or expedient.

27. Successors and Assigns This security agreement and the Obligations may be assigned in whole or in part by Ingram Micro to any person, firm or corporation without notice to or the

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consent of the Customer. This security agreement may not be assigned by the
Customer without the prior written consent of Ingram Micro. This security agreement is binding upon the parties hereto, and their respective heirs, executors, administrators, legal personal representatives, successors and permitted assigns.

28. Amalgamation of Customer If the Customer amalgamates with any other corporation or corporations, this security agreement shall continue in full force and effect and shall be binding upon the amalgamated corporation.

29. Copy of Agreement The Customer acknowledges receipt of an executed copy of this security agreement.

In witness whereof, this security agreement has been executed, sealed and delivered by the Customer under the hands of its proper officers duly authorized in that behalf, this 27th day of July, 2000.

                                             MIAD SYSTEM LTD.
                                             43 Riviera Drive, #7
                                             Markham, Ontario L3R 5J6


SIGNED AND SEALED IN

The presence of

/s/ A. Green                                 By:     /s/ Michael Green       c/s
------------------------------                  ----------------------------
Signature of Witness                                 Name: MICHAEL A.S. GREEN
                                                     Title: PRESIDENT

       A. Green                             I HAVE THE AUTHORITY TO BIND THE
-------------------------------             CORPORATION
 Print Name of Witness

SEE ATTACHED SCHEDULE B

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Note - Schedules to be attached

A        -Additional Places where Collateral may be located






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                                  SCHEDULE "B"

As requested by Michael A. S. Green the following amendments apply to General Security Agreement dated this 27th day of July, 2000.

1. INGRAM MICRO INC. agrees to subordinate to the bank on behalf of MIAD SYSTEMS LTD. At such time INGRAM MICRO INC. will reassess the credit limit of MIAD SYSTEMS LTD.

2. INGRAM MICRO INC. will take no priority over the debt in the amount of $74,000 (seventy-four thousand dollars) owed to METCAN INFORMATION TECHNOLOGIES INC. by MIAD SYSTEMS LTD. for a period of 12 months ending June 30, 2001.

3. MIAD SYSTEMS LTD. agrees to send INGRAM MICRO INC. financial statements on a quarterly basis.



SIGNED AND SEALED IN

The presence of

     /s/ A Green                             By:     /s/ Michael Green       c/s
-------------------------------------          -------------------------------
Signature of Witness                                 Name: MICHAEL A. S. GREEN
                                                     Title: PRESIDENT

        A. Green                      (I HAVE AUTHORITY TO BIND THE CORPORATION)
-------------------------------------
Print name of Witness




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